Interest Receivable	12 Months Ended
Sep. 30, 2015
Receivables [Abstract]
Interest Receivable
INTEREST RECEIVABLE

September 30,	2015	2014
	(In thousands)
Loans receivable	$30,930	$40,986
Mortgage-backed securities	6,695	7,427
Investment securities	2,804	3,624
	$40,429	$52,037

Interest receivable decreased by $11,608,000 at September 30, 2015 as compared to September 30, 2014 largely as a result of the over-accrual of interest income of $8,872,000 that was corrected in the current year. Management believes this error and its correction had no material impact to any prior reporting period. The remaining difference is primarily due to lower yields on earning assets.